TARGETED WEST COAST PORTFOLIO

ESSEX

PROPERTY TRUST, INC.



UBS REIT Equity Research "Kick the Bricks"

Seattle Property Tour

September 30, 2004

The Proven Leader In West Coast Apartments

ESS LISTED NYSE

Essex Property Trust, Inc. (NYSE:ESS)



Overview

- Dedicated West Coast multifamily REIT
  - Formed in 1971
  - Initial Public Offering in June 1994
    - IPO price $19.50/share
- Consistent operating philosophy through numerous market cycles
  - Research-based strategy
- Experienced, committed management with strong track record
  - Among the highest in total return to shareholders
  - Top four executives have worked together 18 years
  - Management/Founders currently own approximately 9% of Essex

Diversified Portfolio


As of June 30, 2004
26,991 Multifamily Units
2%
22%
59%
17%
Southern California (15,855 units)
San Francisco Bay Area (4,605 units)
Pacific Northwest (5,953 units)
Other (578 units)


Sale of Fund I Proforma
22,345 Multifamily Units
3%
24%
54%
19%
Southern California (11,955 units)
San Francisco Bay Area (4,355 units)
Pacific Northwest (5,457 units)
Other (578 units)

Why Pacific Region?

Requirements for Long-Term Success:

- Stable and high occupancy
- Predictable low risk from new construction
- Growing and diverse economy
- Limited housing supply

Pacific Region Key Characteristics:

- Permanent constraints to new supply
- Job growth expectation
- High cost of home ownership
- Large and dynamic technology component


Seattle
Washington
Portland
Oregon
California
Alameda / Contra Costa
San Francisco, Marin /San Mateo
San Jose (Silicon Valley)
Ventura
Los Angeles
Orange
San Diego

Research-Based Strategy

Input

New Construction of Multifamily and Single-Family Housing

Cost to Own Single-Family Housing

Multifamily Affordability

Job Growth

→

Analysis

Research Team and Proprietary Model

→

Submarket Projections

Rent Growth and Occupancy Rates

→

Target Acquisition or Disposition Submarkets

Ranking of Submarkets

2004 Business Plan



2004 Update

- Same-property NOI
  - Guidance for 2004: 0.5%
  - Actual as of June 30, 2004: (0.4%)

- Stabilize 3 development communities (limited FFO Impact)
  - Limited new starts
  - Development strategy requires a risk premium of about 150 bps over current acquisition cap rates

- Acquisition Goal of $325 million at 5.5% CAP rate

- The Essex Apartment Value Fund
  - In contract to sell Fund I portfolio (promote estimated at $18 million)
  - Formed Fund II

- FFO of $4.01 – $ 4.10 per diluted share

Essex Apartment Value Fund, L.P.

Fund I Sale Update

July 2001	Formed Fund I with nine Institutional Investors including Essex
September 2003	Fully invested – $640 million (including leverage)
August 2004	Entered into purchase and sale agreement with United Dominion Realty Trust, Inc. (UDR) – Contract price of $756 million – 16 apartment communities; 4,646 units
August 2004	Sold Palermo, 230 units in San Diego, to a condo converter
September 2004	Scheduled first closing on Fund I sales transaction

Essex Apartment Value Fund, L.P.

Fund II Update

Final Close:	Eight investors • Includes seven of the nine Fund I investors
Total Equity Committed:	$266 million
Essex Ownership:	$75 million (28.21%)
Approximate Investment Capacity:	Approximately $750
Structure:	Very similar to Fund I
Investment Strategy:	Seattle and Northern California • Primarily through acquisitions • Development limited to 25% • Value-added renovation

2004 Same-Property Revenue and NOI

	2004 Guidance	Actual Through 6/30/04
Revenues		
Southern California	3.5%	3.9%
Northern California	(3.6%)	(6.8)%
Pacific Northwest	1.5%	0.2%
Total	1.3%	0.1%
Operating Expenses	2.7%	1.1%
Net Operating Income	0.5%	(1.0%)

Seattle: Avg. Rents vs. Jobs



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,600,000
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004e
2005f
2006f
2007f
2008f
2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **2.0%**

Forecast Market Rent Growth '04- '09: **4.2%**



Ratio of Rents to Median Incomes
25%
20%
15%
10%

LA/Ventura: Avg. Rents vs. Jobs



$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
6,000,000
5,750,000
5,500,000
5,250,000
5,000,000
4,750,000
4,500,000
4,250,000
4,000,000
2000
2001
2002
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : 1.2%

Forecast Market Rent Growth '04- '09: 3.5%



Ratio of Rents to Median Incomes
30%
25%
20%
15%
10%
1989
1990
1991
1992
2000
2001
2002

Orange Co MSA: Avg. Rents vs. Jobs



$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
1,620,000
1,520,000
1,420,000
1,320,000
1,220,000
1,120,000
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004a 2005f 2006f 2007f 2008f 2009f
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **2.0%**

Forecast Market Rent Growth '04- '09: **4.0%**



Ratio of Rents to Median Incomes
25%
20%
15%
10%
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004a 2005f 2006f 2007f 2008f 2009f

San Diego MSA: Avg. Rents vs. Jobs


$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
1,360,000
1,260,000
1,160,000
1,060,000
960,000
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **2.4%**

Forecast Market Rent Growth '04- '09: **3.5%**


Ratio of Rents to Median Incomes
25%
20%
15%
10%

Bay Area: Avg. Rents vs. Jobs



$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
3,800,000
3,600,000
3,400,000
3,200,000
3,000,000
2,800,000
2,600,000
Avg. Rents
Jobs

Forecast Job Growth '04-'09 : **1.8%**

Forecast Market Rent Growth '04- '09: **4.2%**



Ratio of Rents to Median Incomes

History of Success



Annual Portfolio Growth


Multifamily Units
as of December 31,
28,000
23,000
18,000
13,000
8,000
3,000
4,410
15,106
18,673
20,762
23,699
26,012
26,991
'94
'99
'00
'01
'02
'03
06/30/04

Note: Includes partial ownership interest

Prudent Market Timing



Q2-2004
Other 2%
Southern California 59%
Seattle Metro Area 17%
San Francisco Bay Area 17%
Portland Metro Area 5%
Q4-1994
Southern California 10%
Pacific Northwest 20%
San Francisco Bay Area 70%

FFO History

1995-2004



$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$1.98
$2.23*
$2.52*
$2.83*
$3.24*
$3.87*
$4.18*
$4.36*
$4.09*
$4.01-4.10
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Guidance
12.9%
12.7%
12.5%
14.4%
19.3%
8.2%
4.4%
-6.4%

* Restated for the adoption of FAS 123 and FIN 46

Dividend History



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$1.67
$1.69
$1.72
$1.77
$1.95
$2.15
$2.38
$2.80
$3.08
$3.12
$3.16
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
Annualized

Conservative Payout Ratio



100%
50%
0%
91%
85%
77%
70%
68%
66%
62%
68%
71%
77%
78%
1994-IPO
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 Proforma

Note: Dividends as a percentage of FFO

Consistent Occupancies


Financial Occupancy
For years ended December 31,
96%
97%
97%
96%
96%
96%
97%
95%
95%
96%
96%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
6/30/2004

Strategically Positioned Among Our Peers

	5-Year* Total Annual Return
Essex Property Trust	20.77%
Archstone Communities	13.84%
Avalon Bay	18.01%
BRE Properties	13.79%
Equity Residential	14.52%

*Source: NAREIT ReitWatch, July 31, 2004

Essex's Common Stock Outperforms Key Indices


Total Return Performance
Essex Property Trust, Inc.
S&P 500*
NAREIT All Equity REIT Index
Index Value
300
250
200
150
100
50
0
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

Source: SNL Financial LC

Strong Financial Condition



Strong Financial Condition

Debt to Total Market Capitalization 39.12%

Total Market Capitalization $3.2 billion



Common Stock:
$1,742 million
54% of capital
Debt:
$1254 million
39% of capital*
Preferred Equity:
$210 million
7% of capital

As of June 30, 2004

Conservative Leverage

Total Debt: $1,254 million
Interest Expense Coverage 3.5x



Tax Exempt -Variable
15%
$184 Million
Lines of Credit
16%
$200 Million
Fixed*
69%
$870 Million

As of June 30, 2004

Forward-looking Statement

SAFE HARBOR STATEMENT
UNDER THE PRIVATE SECURITIES LITITIGATION REFORM ACT OF 1995

This presentation includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995, including statements about projected growth in Funds from Operations, revenues, net income and dividends, the Company's 2004 business plan, its projections regarding internal growth, external growth and redevelopment, its strategy and projections regarding the growth in its various markets, and its projections regarding the Fund I sale. The Company's actual results may differ materially from those projected in such forward-looking statements due to various factors, including, but not limited to, changes in economic conditions and market demand for rental units, the impact of competition and competitive pricing, unexpected delays in the development and leasing of development and redevelopment projects, and the other risks detailed in the Company's Securities and Exchange Commission filings. All forward-looking statements are made as of today, and the Company assumes no obligation to update this information.

TARGETED WEST COAST PORTFOLIO

ESSEX
PROPERTY TRUST, INC.



The Proven Leader In West Coast Apartments

ESS
LISTED
NYSE